CONSOLIDATED STATEMENTS OF INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
REVENUES
Revenue from mining operations	$ 5,741,162	$ 3,869,625
COSTS AND EXPENSES
Production	2,643,321	1,773,121
Exploration and corporate development	271,117	152,514
Amortization of property, plant and mine development	1,094,691	738,129
General and administrative	220,861	142,003
Finance costs	82,935	92,042
Loss on derivative financial instruments	90,692	11,103
Impairment loss	55,000
Foreign currency translation (gain) loss	(16,081)	5,672
Care and maintenance	41,895
Other expenses	141,308	22,318
Income before income and mining taxes	1,115,423	932,723
Income and mining taxes expense	445,174	370,778
Net income for the year	$ 670,249	$ 561,945
Net income per share - basic	$ 1.53	$ 2.31
Net income per share - diluted	1.53	2.30
Cash dividends declared per common share	$ 1.60	$ 1.40